EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

Dated as of August 21, 2006

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”) among Pierre Foods, Inc., a North Carolina corporation (the “Borrower”), the Lenders (as hereinafter defined) party hereto, Wachovia Bank, National Associations (“Wachovia”), as collateral agent (the “Collateral Agent”), and Wachovia, as administrative agent (the “Administrative Agent”; together with the Collateral Agent, the “Agents”).

PRELIMINARY STATEMENTS:

(1)    The Borrower, certain financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”) and the Agents have entered into that certain Credit Agreement dated as of June 30, 2004, as amended by Amendment No. 1 dated as of April 3, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

(2)    The Borrower desires, in connection with the proposed acquisition of Target (the “Acquisition”), to obtain additional Term B Loans in an amount equal to $24,000,000 in excess of the principal amount of the Term B Loans outstanding under the Credit Agreement prior to the effectiveness of this Amendment (the “New Term B Loans”) and having the same rights and obligations as the Term B Loans, as set forth in the Loan Documents.

(3)    Each Person who executes and delivers this Amendment as a New Term B Lender (as hereinafter defined) has agreed to make New Term B Loans in the aggregate amount of its New Term B Commitment (as hereinafter defined) on the Amendment No. 2 Effective Date, the proceeds of which shall be used by the Borrower, in part, to finance the acquisition of Clovervale Farms, Inc., an Ohio corporation (“Clovervale”), and the real property used in the business of Clovervale.

(4)    The Borrower has requested that the Required Lenders and the Required Term Lenders amend the Credit Agreement to effect the changes described above and to make other amendments set forth below.

(5)    The Required Lenders and the Required Term Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.   Amendment of Credit Agreement.   The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)     By amending the definition of “Term B Commitment” to add the following sentence at the end of such definition:

“The term ‘Term B Commitment’ also means each New Term B Commitment.”

(ii)    By amending the definition of “Term B Facility” to add the following sentence at the end of such definition:

“The term ‘Term B Facility’ also means each New Term B Facility.”

(iii)   By amending the definition of “Term B Loan” to add the following sentence at the end of such definition:

“The term ‘Term B Loan’ also means a New Term B Loan.”

(iv)   By inserting the following new definitions therein in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means August 21, 2006.

“Initial Term B Loans” means Term B Loans that are not New Term B Loans.

“New Term B Commitment” means, as to each New Term B Lender, its obligation to make New Term B Loans to the Borrower pursuant to Section 2.01(a)(ii), in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a)(ii) under the caption “New Term B Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“New Term B Facility” means, at any time, the aggregate New Term B Commitments or New Term B Loans, as applicable, of all Lenders at such time.

“New Term B Lender” means, at any time, any Lender that has a New Term B Commitment or New Term B Loan, as applicable, at such time.

“New Term B Loan” has the meaning specified in Section 2.01(a)(ii).

(b)    Section 2.01(a) of the Credit Agreement is hereby amended by:

(i)     Inserting “(i)” before the first sentence thereof;

(ii)    Inserting the following after the third sentence thereof: “Anything contained herein to the contrary notwithstanding, this Section 2.01(a)(i) shall not apply to any New Term B Loans.”; and

(iii)   Adding a new Section 2.01(a)(ii) at the end thereof to read as follows:

“(ii)  Subject to the terms and conditions set forth herein, each New Term B Lender severally agrees to make a single loan (each, a “New Term B Loan”), in an amount equal to its New Term B Commitment, to the Borrower on the Amendment No. 2 Effective Date. Amounts borrowed under this Section 2.01(a)(ii) and repaid or prepaid may not be reborrowed. New Term B Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”

(c)    Section 2.03(j)(i) of the Credit Agreement is hereby amended by deleting clause (b) therein in its entirety and inserting the following new clause (b) in its place:

“(b) due and payable on the last Business Day of each quarter, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date in respect of the Revolving Credit Facility and thereafter on demand.”

(d)    Section 2.07(a) of the Credit Agreement is hereby amended by deleting the figure “$141,375,000” in the table therein and inserting the figure “$131,000,000” in its place.

(e)    Section 6.11 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

“In addition, the proceeds of the New Term B Loans shall be used to finance in part the acquisition of Target and to pay fees and expenses incurred in connection with such acquisition.”

(f)     Section 6.12(vi) of the Credit Agreement is hereby amended by deleting the reference to “title reports” therein and inserting the term “title insurance” in its place.

(g)    Section 7.03(i)(iv)(A) of the Credit Agreement is hereby amended by deleting the figure “$10,000,000” therein and inserting the figure “$30,000,000” in its place.

(h)    Section 7.03(i)(iv)(B) of the Credit Agreement is hereby amended by deleting the figure “$30,000,000” therein and inserting the figure “$40,000,000” in its place.

(i)     Section 7.05 of the Credit Agreement is hereby amended by: (i) deleting the word “and” at the end of clause (m) thereof; (ii) inserting “and” after the semicolon in clause (n) thereof; and (iii) adding the following new clause (o) thereto:

“(o) the Disposition of the proprietary formulation for 5.50 ounce beefsteak patties to Carl Karcher Enterprises, Inc. and the proprietary formulations for 4.10 ounce beefsteak patties and 5.65 ounce beefsteak patties to Hardee’s Food Systems, Inc.;”

(j)     Schedule 2.01(a)(ii) is attached as Annex I hereto and is hereby added to the Credit Agreement.

SECTION 2.   Conditions to Effectiveness.   This Amendment and the amendments contained herein shall become effective as of the date hereof (the “Amendment No. 2 Effective Date”) when each of the conditions set forth in this Section 2 shall have been fulfilled to the satisfaction of the Administrative Agent.

(i)   Execution of Counterparts.   The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Loan Parties, (b) the Required Lenders and the Administrative Agent, (c) the Required Term Lenders, and (d) each New Term B Lender, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment; provided, however, that, anything contained herein to the contrary notwithstanding, the amendments contained in Section 1(a) through 1(e), 1(g), 1(h) and 1(j) and Section 2(vi) and 2(vii) shall become effective solely upon the Acquisition.

(ii)   Notice of Borrowing.   The Borrower shall have provided the Administrative Agent with a Notice of Borrowing in accordance with the requirements of Section 2.02(a) of the Credit Agreement prior to the Amendment No. 2 Effective Date with respect to the borrowing of the New Term B Loans on the Amendment No. 2 Effective Date.

(iii)   Payment of Fees and Expenses.   The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(iv)   Evidence of Debt.   Each New Term B Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, evidencing the New Term B Loans made by such Lender.

(v)   Certificates.   The Administrative Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each of the Loan Parties certifying (A) the names and true signatures of the officers of each of the Loan Parties authorized to sign this Amendment and the other documents to be delivered hereunder and (B) the resolutions of the Board of Directors of the Loan Parties evidencing approval for this Amendment and (ii) a certificate of an officer of each of the Loan Parties certifying (A) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by each of the Loan Parties of this Amendment, (B) the representations and warranties contained in Section 3 of this Amendment are true and correct and (C) no event has occurred and is continuing that constitutes a Default.

(vi)   Additional Collateral Documents.   As of the Amendment No. 2 Effective Date, the Borrower shall, and shall cause each Subsidiary to, furnish to the Administrative Agent:

a)      Evidence that mortgage amendments (the “Mortgage Amendments”) with respect to the Mortgages dated as of June 30, 2004 (the “Existing Mortgages”) have been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto on or before such date and are in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;

b)     Date-down endorsements to the title insurance policies by a title insurer reasonably acceptable to the Administrative Agent with respect to the property encumbered by the Existing Mortgages showing (x) no Liens of record other than those created by or permitted under the terms of the applicable Existing Mortgage and (y) that title to the applicable property remains vested in the appropriate Loan Party, together with such confirmations as the Administrative Agent may deem necessary or desirable and evidence that all other actions that the Administrative Agent may deem necessary or desirable to confirm that Liens created by the Existing Mortgages on the property described therein are valid first and subsisting Liens in favor of the Collateral Agent for the benefit of the Secured Parties; and

c)      Evidence that all fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, filing and recording fees, title insurance company coordination fees, and title search charges and other charges incurred in connection with the matters described in this Section 2(vi).

(vii)   Opinions.   The Administrative Agent shall have received a favorable opinion of Thompson Hine LLP, counsel to the Loan Parties, on such matters concerning the Loan Parties and this Amendment as the Administrative Agent may reasonably request.

(viii)   Legal Details, Etc.   All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and Shearman & Sterling LLP as counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

(ix)   No Default.   No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Agreement.

SECTION 3.   Confirmation of Representations and Warranties.   Each of the Loan Parties hereby represents and warrants, on and as of the date hereof and as of the Amendment No. 2 Effective Date, that the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct and true in all material respects (without duplication of any materiality qualifier contained in any such representations and warranties) on and as of such date, before and after giving effect to this Amendment, as though made on and as of such date, other than any such representations or warranties that by their terms refer to a specific date.

SECTION 4.   Affirmation of Subsidiary Guarantors.   Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in the Parent Guaranty, in respect of each of Holdings and the Parent, and the Subsidiary Guaranty, in respect of each Subsidiary Guarantor, or in any other Loan Documents to which such Guarantor is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Parent Guaranty and in the Subsidiary Guaranty, as the case may be, and in each of the other Loan Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 5.   Reference to and Effect on the Loan Documents.   ii. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b)    The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.   Execution in Counterparts.   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7.   Governing Law.   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8.   Entire Agreement; Modification.   This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PIERRE FOODS, INC.

By    /s/ Joseph W. Meyers

     Joseph W. Meyers

     Vice President, Finance

PIERRE HOLDING CORP.

By    /s/ Joseph W. Meyers

     Joseph W. Meyers

     Vice President, Finance

PF MANAGEMENT INC.

By    /s/ Joseph W. Meyers

     Joseph W. Meyers

     Vice President, Finance

FRESH FOODS PROPERTIES, LLC

By PIERRE FOODS, INC.

By    /s/ Joseph W. Meyers

     Joseph W. Meyers

     Vice President, Finance

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By    /s/ Kim Dit

     Name:  Kim Dit

     Title:  Vice President

Lenders:

ANTARES FUNDING, L.P.,

as a Lender

By:  JP Morgan Chase Bank, N.A., As Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999.

By:    /s/ Leslie Hundley

Name:  Leslie Hundley

Title:  AVP

Ares IV CLO Ltd.

By:                Ares CLO Management IV, L.P.,

            Investment Manager

By:                            Ares CLO GP IV, LLC,

            Its Managing Member

By:                                /s/ Seth J. Brufsky

Name:         Seth J. Brufsky

Title:                   Vice President

Ares VIII CLO Ltd.

By:                Ares CLO Management VIII, L.P.,

            Investment Manager

By:                            Ares CLO GP VIII, LLC,

            Its General Partner

By:                                /s/ Seth J. Brufsky

Name:         Seth J. Brufsky

Title:                   Vice President

Ares VR CLO Ltd.

By:                Ares CLO Management VR, L.P.,

                                    Investment Manager

By:                Ares CLO GP VR, LLC,

                                    Its General Partner

By:                                /s/ Seth J. Brufsky

Name:         Seth J. Brufsky

Title:                   Vice President

ARES ENHANCED LOAN INVESTMENT

STRATEGY LTD.

By:                Ares Enhanced Loan Management, L.P.,

            Investment Manager

By:                            Ares Enhanced Loan GP, LLC

            Its General Partner

By:                                /s/ Seth J. Brufsky

Name:         Seth J. Brufsky

Title:                   Vice President

Ballyrock CLO II limited, By: Ballyrock Investment

Advisors LLC, as Collateral Manager

as a New Term B Lender

By:      /s/ Lisa Rymut

Name:  Lisa Rymut

Title:  Assistant Treasurer

Bank of America, N.A.

as a Lender

By:      /s/ Alysa Trakas

Name:  Alysa Trakas

Title:  Vice President

Bushnell CBNA Loan Funding LLC, for

Itself or as agent for Bushnell CFPI Loan

Funding LLC

                        as a Lender

By:      /s/ Beata Konopko

Name:  Beata Konopko

Title:  As attorney in fact

By: Callidus Debt Partners CLO Fund II, Ltd.

                                          By:  Its Collateral Manager,

                        Callidus Capital Management, LLC

By:      /s/ Peter R. Bennitt

Name:  Peter R. Bennitt

Title:  Principal

By: Callidus Debt Partners CLO Fund III, Ltd.

                                          By:  Its Collateral Manager,

                        Callidus Capital Management, LLC

By:      /s/ Peter R. Bennitt

Name:  Peter R. Bennitt

Title:  Principal

           /s/ John Basaraba

as a new Term B Lender

By:  CIT Group

Name:  John Basaraba

Title:  Vice President

CIT Lending Services Corporation

By:      /s/ John Basaraba

Name:  John Basaraba

Title:  Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-

BOERENLEENBANK B.A., "RABOBAND

INTERNATIONAL," NEW YORK BRANCH,

By:      /s/ Michael L. Laurie

Name:  Michael L. Laurie

Title:  Executive Director

By:      /s/ Andrew Sherman

Name:  Andrew Sherman

Title:  Executive Director

Denali Capital LLC, managing member of

DC Funding Partners LLC, portfolio manager for

DENALI CAPITAL CLO IV, LTD., or an affiliate

By:      /s/ John P. Thacker

                        Name:  John P. Thacker

                        Title:  Chief Credit Officer

Emerald Orchard Limited

as a Lender

By:      /s/ Wendy Cheung

Name:  Wendy Cheung

Title:  Authorized Signatory

Fidelity Central Investment Portfolios LLC: Fidelity

Floating Rate Central Investment Portfolio

as a New Term B Lender

By:      /s/ John H. Costello

Name:  John H. Costello

Title:  Assistant Treasurer

FOOTHILL INCOME TRUST II, L.P.

as a Lender

By:  FIT II GP, LLC, its general partner

By:      /s/ Dennis R. Ascher

Name:  Dennis R. Ascher

Title:  Managing Member

Harch CLO II Limited

as a Lender

By:      /s/ Michael E. Lewitt

Name:  Michael E. Lewitt

Title:  Authorized Signatory

The Hartford Mutual Funds, Inc., on behalf of the

Hartford Floating Rate Fund by Hartford

Investment Management Company, its sub-advisor,

as a lender,

By:      /s/ Franasco Ossino

Name:  Franasco Ossino

Title:  Vice President

________________________

as a new Term B Lender

By:      /s/ Robert Wilson

Name:  Robert Wilson

Title:  Senior Vice President

ING International (II) – Senior bank Loans Euro

By:  ING Investment Management Co.

and its investment manager

            /s/ Robert Wilson

Name:  Robert Wilson

Title:  Senior Vice President

Landmark IV CDO Limited

By Alladin Capital Management LLC, as manager

By:      /s/ Thomas E. Bausby

Name:  Thomas E. Bausby

Title:  Authorized Signatory

Landmark II CDO Limited

By Alladin Capital Management LLC, as manager

By:      /s/ Thomas E. Bausby

Name:  Thomas E. Bausby

Title:  Authorized Signatory

LaSalle Bank, N

as a new Term B Lender

By:      /s/ Anthony M. Buehler

Name:  Anthony M. Buehler

Title:  Vice President

Loan Funding VII LLC

By:  Highland Capital management, L.P.,

As Collateral Manager

By:  Strand Advisors, Inc., Its General Partner

By:      /s/ Chad Schramek

Name:  Chad Schramek,

Title:  Assistant Treasurer

                        Strand Advisors, Inc., General Partner of

                        Highland Capital Management, L.P.

Morgan Stanley Prime Income Trust

By:      /s/ John Hayes

Name:  John Hayes

Title:  Executive Director

NAVIGATOR CDO 2004, LTD.,

as a new term B Lender

By:  Antares Asset Management Inc.,

as Collateral Manager

By:      /s/ David Schmuck

Name:  David Schmuck

Title:  Authorized Signatory

QUALCOMM Global Trading, Inc.

By: Morgan Stanley Investment Management Inc.

as Investment Manager

By:      /s/ John Hayes

Name:  John Hayes

title:  Executive Director

Prospero CLO I B.V.

as a Lender

By:      /s/ Eric Hurshman

name:  Eric Hurshman

Title:  Attorney-in-Fact

VAN KAMPEN

SENIOR LOAN FUND

By:  Van Kampen Asset Management

By:      /s/ Robert P. Drobny

Name:  Robert P. Drobny

Title:  Vice President

VAN KAMPEN

SENIOR INCOME TRUST

By:  Van Kampen Asset Management

By:      /s/ Robert P. Drobny

Name:  Robert P. Drobny

Title:  Vice President

Venture CDO 2002, Limited

By its investment advisor,

MJX Asset Management LLC

By:      /s/ Michael G. Regan

Name:  Michael G. Regan

Title:  Managing Director

Venture III CDO Limited

By its investment advisor,

MJX Asset Management LLC

By:      /s/ Michael G. Regan

Name:  Michael G. Regan

Title:  Managing Director

Venture IV CDO Limited

By its investment advisor,

MJX Asset Management LLC

By:      /s/ Michael G. Regan

Name:  Michael G. Regan

Title:  Managing Director

SCHEDULE 2.01(a)(ii)

COMMITMENTS(1)

Name of New Term B Lender	New Term B Commitment
Wachovia Bank, National Association	24,000,000.00
Total	24,000,000.00

(1)        On Amendment No. 2 Effective Date.